Exhibit 99.1

NASDAQ: ZEO Investor Presentation April 2026

This presentation (“Presentation”) contains, and oral comments related to it may contain, “forward - looking statements” within th e meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward - looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect, ” “ strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward - looking statements inc lude, among others, statements we make regarding: (a) our ability to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key personnel; (b) our projected financial information, anticipated growth rate and market opportunity; (c) our success in retaining or recruiting our employees, sales representatives, officers, or directors; (d) com pet ition from electric utilities and other companies in the industry; (e) factors relating to the business, operations and financial performance of Zeo, including market conditions and global and economic factors beyond Zeo’s control; (f) Zeo’s implementatio n and momentum of business strategies, expectations regarding market share, market penetration, financing activities, loan and lease financing, financing capacity, product mix, and ability to manage cash flow and liquidity; (g) our ability to benefit f rom partnerships, new technologies, and pilot programs, including lease or other programs for financing solar system installation s; (h) changes in general economic conditions, including unemployment, inflation (including the impact of tariffs) or deflation, fin anc ial institution disruptions and geopolitical conflicts such as the conflict between Russia and Ukraine and the conflict in the Ga za Strip; (i) government economic incentives to the renewable energy market; (j) our ability to issue equity or equity - linked secur ities or obtain debt financing; (k) the demand for renewable energy and solar - generated energy; (l) impacts of climate change, changing weather patterns and conditions and natural disasters; (m) costs of solar energy system components and raw materials; (n) our ability to manage suppliers, inventory, and workforce; (o) the quality or performance of the solar energy systems we sell and install; (p) other factors outside of Zeo’s control such as macroeconomic trends, bank failures, and publ ic health emergencies; and (q) Zeo’s potential involvement in the Creekstone project described herein. Forward - looking statements are neither historical facts nor assurance or guaranty of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict a nd many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in th e forward - looking statements. Therefore, you should not rely on any of these forward - looking statements. We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not take any statement regarding past trends or activities as representation that the trends or activities will continue in the future. Accordingly, you shoul d n ot put undue reliance on these statements. Risks and uncertainties that could cause Zeo’s financial results and condition to differ materially from those expressed or i mpl ied by forward - looking statements and which you should carefully consider include those identified below and others described in reports that we file with the U.S. Securities and Exchange Commission from time to time, including those included under the heading "Risk Factors" in the Company's Registration Statement on Form S - 1 filed with the SEC on January 27, 2026, its Annual Report on Form 10 - K filed with the SEC for the year ended December 31, 2025 and in its subsequent periodic reports and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements. A non - exhaustive list of some of these risks and uncertainties include the following: (a) the energy industry is evolving, deman d for solar energy systems may not develop to the size or at the rate expected; (b) a material reduction in the price of electr ici ty charged by electric utilities or other retail providers would harm Zeo’s financial condition and results; (c) sales/installat ion of energy systems depend on suitable meteorological and environmental conditions which may change; (d) our business has benefited from declining costs of system components and may be harmed to the extent the cost of such components stabilize or increase in the future; (e) the success of our relationships with equipment suppliers, contractors and sales dealers; (f) Zeo depends on a limited number of suppliers of solar energy system components and technologies to adequately meet its demands; (g) our ability to manage growth effectively; (h) Technical and regulatory limitations regarding the interconnection of solar energy systems to the electrical grid may delay interconnections and customer in - service dates; (i) our business is concentrated in certain markets, putting us at risk of region - specific disruptions, including hurricanes or other extreme weather events; (j) Zeo’s expansion into new sales channels could be costly and time - consuming; (k) our business depends on the availability of utility rebates, tax credits and other incentives that may be adversely affected by changes in laws or policies; (l) we rely on certain utility rate policies, such as net metering, to offer competitive pricing to customers, and such policies may change; (m ) utility policies, government laws, and regulations may change; (n) our management team has limited experience managing a public company, and regulatory compliance obligations may divert its attention from the day - to - day management of our businesses; (o) we have identified material weaknesses in our internal controls over financial reporting. If we are unable to remediate these material weaknesses, or if we otherwise fail to maintain effective internal controls over financial reporting , w e may not be able to accurately or timely report our financial position or results of operations; (p) Nasdaq may delist Zeo’s securities from trading on its exchange; (q) a significant portion of the total outstanding shares of Class A Common Stock ar e restricted from immediate resale following the Closing of the Business Combination but may be sold into the market shortly thereafter. This could cause the market price of Class A Common Stock to drop significantly, even if Zeo’s business is doing well; (r) An active, liquid market for Zeo’s securities may not develop, which would adversely affect the liquidity and price of Zeo’s securities; (s) Zeo Warrants are exercisable for Zeo Common Stock, and if exercised, would increase the number of shares eligible for future resale in the public market and result in dilution to the stockholders of Zeo; and (t) i) the Cree kst one Gigasite project may not be developed in the timelines anticipated, if at all. Non - GAAP Financial Measures: This Presentation may include certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including, but not limited to, earnings before interest, taxes, depreciati on and amortization (“EBITDA”) and EBITDA before certain bad debt expenses and management addback of stock - based compensation expenses (“Adjusted EBITDA” or “Adj EBITDA”) and certain ratios and other metrics derived therefrom. Note that other companies may calculate these non - GAAP financial measures differently, and, therefore, such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Zeo’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to ne t income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Zeo’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Zeo believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Zeo’s financial condition and results of operations. Zeo believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in Zeo, and in comparing Zeo’s financial measures with those of other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non - GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the tables therein for a reconciliation of these measures to what Zeo believes are the most directly comparable measure evaluated in accordance with GAAP. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. We expect the variability of these items could have a significant impact on our reported GAAP financial results. No Offer or Solicitation . This Presentation is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approva l, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to regi str ation or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act. Presentation date: April 15, 2026 Safe Harbor & Forward - Looking Statements

Zeo Overview Zeo operates two main business units: residential solar and commercial scale long duration energy storage (“LDES”). Zeo’s current focus is on rapid expansion into commercial opportunities while growing our residential solar business in key markets. Residential Solar Overview Challenges: 1. Interest rates 2. Policy changes 3. Funding 4. Supply sourcing Opportunities: 1. Focused on key markets where we have best - in - class sales and installation: OH, PA, VA 2. Continued strong demand for solar due to rapidly rising energy costs 3. Solar tax credits and battery tax credits which do not expire until 2027 and 2032, respectively. 4. Less competition in markets where we operate due to hundreds of solar bankruptcies in last 2 – 3 years. In 2026, we expect to achieve 20%+ year - over - year revenue growth with AEBITDA margins in the high single digits in our residential solar business unit. Zeo remains extremely well positioned to take advantage of the relatively underpenetrated U.S. solar market (see next slide). Sources: Federal Reserve Bank of St. Louis, and SolarInsure 2025 U.S. Electricity Prices are Surging Large Number of Solar Bankruptcies has left far Fewer Competitors Zeo Current States of Operation 3 NASDAQ: ZEO

Solar Penetration Remains Low Relative to TAM Australia 15% Italy 13% Netherlands 24% Germany 15% United States 8% United Kingdom 6.5% Largest residential market globally is in early innings of significant growth ● U.S. market adoption is in its early innings and materially lags other international markets, including Australia and Europe. ● Local policy support with continuing increases in utility costs provides material tailwinds for accelerating adoption. ● Zeo’s nimble approach allows for selective operation in states with favorable profit profiles. Source: Energy.Gov.au, 2025 and SolarInsure , 2025 4 NASDAQ: ZEO

Differentiated Sales “Machine” ● We deliver customers a satisfying energy experience through an efficient platform that provides sales, installation, and service. ● Our comprehensive platform gives customers a reliable partner for service work and provides various revenue streams, differentiating us at the point of sale and from competitors. ● Our success has created a profitable business model with ample opportunity for expansion. Profitable Business Methodical Market Expansion Premier Growth vs Industry Peers Fully Funded Business 5 Vertically - Integrated and Differentiated Residential Solar Platform NASDAQ: ZEO

Zeo’s Sales Process Drives Low - Cost CAC (1) ● Multi - tiered sales process maximizes lead generation and conversion efficiencies ● Senior sales resources focused on high - potential and developed leads to maximize conversion into installs ● Sales force leverages a custom software platform to augment sales efforts and a customer relationship management (“CRM”) syst em to actively track key performance indicators (“KPIs”) across the sales cycle ▪ Managers oversee regional sales offices and act as closers ▪ Approximately 55% of appointments conducted by Managers are closed ▪ Closers meet with homeowners and close sales ▪ 1.1 average daily meeting conducted per Closer; 46% of meetings are closed ▪ Setters knock on 50 - 125 doors daily each and schedule sales meetings (2) ▪ 3 average daily potential appointments generated per Setter ● CRM system captures comprehensive datapoints throughout the sales cycle ● Software tools enhance customer sales experience ● Data informs Zeo KPIs and provides real - time insights to management ● Real - time tracking of doors knocked, appointments set, sales closed, installations scheduled, and other KPIs CRM & In - Field Technology 1) Unless otherwise noted, figures below are for the year ended December 31, 2025 2) During the Company’s peak sales period in late Spring and Summer of 2025 6 Differentiated Sales Approach Drives Attractive Margins NASDAQ: ZEO

Locally controlled residential energy solution helps customers avoid blackouts and utility disruptions Ability to monetize excess power generation through exports to grid We lower utility prices, with effective energy solutions that materially decrease consumer energy bills Seamless vertically - integrated offering with excellent customer service 7 Value Proposition: Why Customers Choose Zeo NASDAQ: ZEO

8 Zeo Commercial Opportunity Commercial and Long Duration Energy Storage (“LDES”) Challenges: 1. Projects can be capital intensive 2. Long timelines 3. Complex approvals / financing 4. Revenue can be lumpy Opportunities: 1. Large AI / data center demand 2. Off - the - shelf solutions 3. Dedicated engineering team 4. Highly efficient / competitive LCOE 5. Opportunity to build large recurring revenue / high margin cash flow stream Zeo’s acquisition of Heliogen has spurred numerous inbound inquiries and our first commercial partnership was announced in February (see next slide). Zeo is aggressively pursuing commercial opportunities to diversify our base business with a keen focus on recurring revenue opportunities. Zeo has identified several attractive targets and is working diligently to ensure any acquisition would be immediately accretive to shareholders. Data Centers Drive 2x the Forecasted Demand of All Other Power Trends Impact of AI data centers All other trends (5) (U.S. Electricity Demand – TWhs) Sources: S&P Datacenter Services & Infrastructure Market Monitor & Forecast as of June 2025 and McKinsey Research April 2025 AI Workloads are More Power Intensive and are Projected to Grow More Than 3.5x From 2025 to 2030 Top 10 Countries with Hyperscaler DC Net Power by 2029 (GW) NASDAQ: ZEO

Zeo and Creekstone Partnership – Millard County Project Project Milestones ● Nov. 2025, Creekstone Energy completes Series B funding round to advance infrastructure. ● Dec. 2025, Creekstone Energy began site work, with electricity production scheduled for 2027. ● Feb. 2026, Zeo Energy signs an MOU with Creekstone Energy to develop approximately 280 megawatt (MW) of baseload energy generation and LDES. ● Mar. 2026, Creekstone Energy reaches agreement with the Utah School and Institutional Trust Lands Administration for a 13,000 - ac re lease. Largest solar lease by acreage in the history of the state of Utah. ● Mar. 2026, Millard County officials issue zoning approval for the first phase of the project, which involves the development of 1 GW of solar capacity. The 1 GW project will add to the 4,724 MW of solar capacity currently installed in Utah, an increase of 21% vs. current capacity . The solar generation will provide power to the Delta Gigasite , a data center campus located on 1,100 acres of land. Once the 1 GW is completed, Creekstone Energy plans to build additional gigawatts of capacity to support artificial intellige nce and computing tasks. 9 NASDAQ: ZEO

Zeo’s Long - Duration Energy Storage (LDES) business specializes in: • Engineering & Consulting Services – Power, Heat, Water Systems – Technology screening & selection across renewable and traditional sources – Engineering studies, technoeconomic analysis & performance modeling – Industrial and commercial heat system design (including LDES) – Finite Element Analysis and Computational Fluid Dynamics – Technical project oversight and management, including procurement support • Storage and Energy Generation Solutions – Compressed CO ₂ storage – Molten salt thermal energy storage – Solar energy (photovoltaics, concentrated solar) – Conventional and new battery technologies Energy Storage Benefits & Technology 10 NASDAQ: ZEO

Data Center Demand ● Heliogen's long - duration energy storage (“LDES”) solutions have the capability to provide smooth, on - demand power to critical commercial i nstallations, including data centers, whether behind - the - meter or on the grid. ● Provides high - value assurance on energy availability and power quality to mission - critical installations against a backdrop of g rowing utility outages and aging grid infrastructure. ● Zeo’s LDES enables the dispatch of stored energy to stabilize the grid on demand ● Recent MOU with Creekstone Energy to develop approximately 280 megawatt (MW) of baseload energy generation to support Creekstone's data center under construction supports the need for Heliogen’s LDES solutions. Benefits of LDES Paired with AI - focused Data Centers On - site Data Center Power Thermal LDES and compressed CO ₂ support data center power requirements Peak demand management ● Supplies energy during peak demand periods to avoid costly peak demand utility charges Reliable power (including behind - the - meter) ● Able to deliver high power quality on demand 11 Cost optimization ● Responsive to electricity pricing, able to reduce operating expenses Environmental benefits ● Reduced reliance on natural gas peaking plant generation Reduced cooling needs ● Compressed CO ₂ solution produces coolant as natural by - product 11 NASDAQ: ZEO

Flexible design options are configurable to satisfy asset performance & carbon emissions requirements Concentrated Solar Field Photovoltaic Field Steam Generator Steam Turbine Generator Thermal Energy Storage Energy Sources Central Hub Grid Power End Users Natural Gas Battery Energy Storage Gas Turbine Generator HRSG Reciprocating Generators Customer Facility Grid Power 12 Developing Dispatchable Clean Power NASDAQ: ZEO

2 Long - term Economics Favor PV Solar Uptake 3 Utility Price Inflation is a Material Tailwind to Solar Adoption 4 Residential Solar and VPP Support Demand for Resilience 5 Affiliated Financing Platform Catalyzes Market Penetration 6 Energy Storage Supports Strong Growth Potential 7 Dislocated Market Unlocks Opportunity for Recurring Service Revenue 13 1 Projected Load Growth Encourages Demand Across Energy Sources Market Trends for Solar + Storage NASDAQ: ZEO

Organic Expansion • Market in existing geographies is underpenetrated • Potential upside in new geographies • Heliogen acquisition presents path towards expansion in commercial markets 1 2 3 Complementary Service Offering • Roofing and other home services are opportunities for upselling customers • Integrated offering preserves customer warranties • Acquisition strategy focuses on bolt - on opportunities in select geographies or technologies Strategic M&A Zeo has Multiple Avenues for Growth 14 NASDAQ: ZEO

Historical Financial Performance & Key Indicators ● Track record of profitability and free cash flow generation, with minimal go - forward capital requirements ● Near zero leverage on the balance sheet ● Built to weather market disruptions ● 2025 fiscal year results include: - $7.6 million of amortization expenses related to the Lumio acquisition. - $3.2 million of bad debt expense in G&A expenses related to bankruptcy of a financial partner. - G&A includes staff and personnel from Heliogen acquisition in Q3’25. ● Expect 20%+ topline growth in 2026 and return to high - single digit AEBITDA production - Excludes potential revenue or AEBITDA from commercial projects. ● Please note Zeo had 57,973,737 fully diluted shares outstanding as of March 27, 2026. - Several financial information sites substantially overstate our fully diluted shares outstanding. - $6.1 million of cash at 12/31/2025 - ~$79,000 of debt outstanding - ~2.7 to 1 current assets to current liabilities ratio 2025 2024 2023 2022 ($ in millions) $ 69.3M $ 73.2 $ 109.7 $ 89.0 Revenue, net Operating expenses $31.0M 38.0 59.4 71.2 Cost of goods sold $8.6M 4.9 1.8 1.7 Depreciation and amortization $22.7M 19.6 30.3 1.4 Sales and marketing $27.5M 21.6 12.9 6.0 General and administrative $89.9M 84.1 104.6 80.3 Total operating expenses ($20.5M) (10.8) 5.1 8.7 Operating income $1.1M (0.0) (0.3) - Other income (expense), net ($0.3M) 1.0 - - Income tax benefit (expense) ($19.6M) (9.9) 4.8 8.7 Net Income $16.3M 11.8 2.1 1.7 Adjustments to EBITDA ($3.3M) 2.0 7.0 10.4 Adjusted EBITDA Results Reflect Continued Positive Cash Flow (1) S ource: Company Filings 1) Audited financials are included in Zeo’s 10 - K filings for the fiscal years 2023, 2024 and 2025 15 NASDAQ: ZEO

16 NASDAQ: ZEO www.zeoenergy.com Investor Contact Phone: (949) 574 - 3860 Email: ZEO@gateway - grp.com